UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 3, 2004

Date of report (date of earliest event reported)

QUADRAMED CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of Principal Executive Offices)

(703) 709-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

ITEM 5. Other Events

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

EXHIBIT 99.3

EXHIBIT 99.4

ITEM	5. OTHER EVENTS.

The following information is being furnished pursuant to Item 5

On February 3, 2004, QuadraMed Corporation issued a press release announcing it had reached an agreement in principal to to acquire Détente Systems Pty Limited, an Australian proprietary limited company that is engaged in the business of developing, selling and supporting laboratory, radiology and other clinical systems in Australia, New Zealand, and the United Kingdom.

In addition, Lawrence P. English, QuadraMed’s Chairman and CEO, addressed the UBS Warburg Global Healthcare Services Conference in New York City on February 3, 2004.

On February 6, 2004, QuadraMed issued a press release announcing that it acquired Détente Systems Pty Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2004

QuadraMed Corporation

/s/

John C. Wright, Executive Vice President

and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

EXHIBIT 99.1	Press Release dated February 3, 2004

EXHIBIT 99.2	Transcript of UBS Warburg Global Healthcare Services Conference speech dated February 3, 2004

EXHIBIT 99.3	UBS Warburg Global Healthcare Services Conference Slide Presentation dated February 3, 2004

EXHIBIT 99.4	Press Release dated February 6, 2004